Exhibit 99.2

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2022

and

Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2022 and year ended December 31, 2021

Summary of Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the unaudited condensed consolidated balance sheet of Medalist Diversified REIT, Inc. and Subsidiaries (collectively, the “Company”) as of March 31, 2022, the related unaudited condensed consolidated statement of operations for the three months ended March 31, 2022, and the audited consolidated statement of operations for the year ended December 31, 2021.

The following unaudited pro forma consolidated balance sheet as of March 31, 2022 has been prepared to give effect to the acquisition of the Salisbury Property as if the acquisition occurred on March 31, 2022.

The following unaudited pro forma consolidated statement of operations for the three months ended March 31, 2022 has been prepared to give effect to the acquisition of the Salisbury Property as if the acquisition had occurred on January 1, 2022.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2021 has been prepared to give effect to the acquisitions of (i) the Salisbury Property, (ii) the Parkway Property, (iii) the Greenbrier Business Center, (iv) the Lancer Center and (v) the disposition of the Hampton Inn Property, as if the acquisitions and disposition had occurred on January 1, 2021.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Salisbury Property, the Parkway Property, the Greenbrier Business Center and the Lancer Center been consummated as of the date indicated.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2022

		Pro Forma
		Adjustments
	Historical	Salisbury		Pro Forma
	March 31, 2022 (a)	Acquisition (b)		March 31, 2022
	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Investment properties, net	$68,762,027	$9,963,258	(c)	$78,725,285
Cash	4,629,945	(3,746,561	)(d)	883,384
Restricted cash	3,449,089	-		3,449,089
Rent and other receivables, net of allowance	344,358	-		344,358
Assets held for sale	9,897,045	-		9,897,045
Unbilled rent	887,168	-		887,168
Intangible assets, net	3,724,381	1,085,581	(e)	4,809,962
Other assets	498,732	-		498,732
Total Assets	$92,192,745	$7,302,278		$99,495,023

LIABILITIES
Accounts payable and accrued liabilities	$1,345,520	$-		$1,345,520
Intangible liabilities, net	1,784,995	769,125	(e)	2,554,120
Line of credit, short term, net	-	-		-
Notes payable	-	-		-
Convertible debentures, net	-	-		-
Mortgages payable, net	54,353,683	6,533,153	(f)	60,886,836
Mortgages payable, net, associated with assets held for sale	7,615,368	-		7,615,368
Mandatorily redeemable preferred stock, net	4,281,563	-		4,281,563
Total Liabilities	$69,381,129	$7,302,278		$76,683,407

EQUITY
Common stock	$171,142	$-		$171,142
Additional paid-in capital	50,769,941	-		50,769,941
Offering costs	(3,350,946)	-		(3,350,946)
Accumulated deficit	(26,287,080)	-		(26,287,080)
Total Shareholders' Equity	21,303,057	-		21,303,057
Noncontrolling interests - Hampton Inn Property	-	-		-
Noncontrolling interests - Hanover Square Property	136,284	-		136,284
Noncontrolling interests - Parkway Property	499,602	-		499,602
Noncontrolling interests - Operating Partnership	872,673	-		872,673
Total Equity	$22,811,616	$-		$22,811,616
Total Liabilities and Equity	$92,192,745	$7,302,278		$99,495,023

See the accompanying notes to unaudited pro forma consolidated balance sheet

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2022

Notes to unaudited pro forma consolidated balance sheet as of March 31, 2022

(a)	Historical financial information was derived from the unaudited condensed consolidated financial statements of the Company as of March 31, 2022.

(b)	Represents the acquisition of the Salisbury Marketplace Property (the “Salisbury Property”) as if it had occurred on March 31, 2022. The Salisbury Property was acquired by MDR Salisbury, LLC, a wholly owned subsidiary of Medalist Diversified Holdings, LP (the “Operating Partnership”), of which the Company is the General Partner, on June 13, 2022. The net purchase price of the property was $10,025,000 plus capitalized closing and acquisition costs of $254,714.

(c)	Amounts recorded to investment properties include tangible assets acquired at closing, including land, site improvements, building and tenant improvements and are recorded at fair value in accordance with Accounting Standards Codification (“ASC”) 805.

(d)	The acquisition cost, net of debt, was funded with $3,746,561 in cash from the Company. Cash from the Company on the unaudited pro forma consolidated balance sheet as of March 31, 2022 has been adjusted to reflect the impact of removing prepaid expenses, prorated revenues and expenses, and other assets and liabilities arising from the acquisition by $263,406.

(e)	Represents the fair value of lease intangibles, including leasing commissions, leases in place, above market leases, below market leases and legal and marketing costs associated with replacing existing leases, recorded at fair value in accordance with ASC 805.

(f)	The Company obtained a mortgage payable in the amount of $18,609,500 from Wells Fargo Bank that is cross-collateralized by the Salisbury Property, the Greenbrier Property and the Lancer Center Property. The loan amount was based on 65 percent of the appraised value of the three properties. For the purposes of these unaudited pro forma financial statements, the Company has allocated $6,552,000 of the total loan amount to the Salisbury Property. The Company has also allocated deferred financing costs totaling $18,847, which are presented as a direct reduction of the associated debt, to the Salisbury Property. The remaining proceeds of the Wells Fargo Mortgage Payable were used to refinance the original mortgages payable on the Lancer Center Property and the Greenbrier Business Center. For purposes of the unaudited pro forma consolidated financial statements the terms (interest rate, amortization period, loan issuance costs and term) of the original mortgage payables for the Greenbrier Property and the Lancer Center Property have been used.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Operations

For the three months ended March 31, 2022

		Pro Forma
	Historical	Adjustments		Pro Forma
	Three Months Ended	Salisbury		Three Months Ended
	March 31, 2022 (a)	Acquisition (b)		March 31, 2022
	(unaudited)	(unaudited)		(unaudited)
REVENUE
Retail center property revenues	$1,525,085	$189,259	(i)	$1,714,344
Flex center property revenues	613,390	-		613,390
Hotel property room revenues	762,200	-		762,200
Hotel property other revenues	3,289	-		3,289
Total Revenue	$2,903,964	$189,259		$3,093,223

OPERATING EXPENSES
Retail center property operating expenses	$450,125	$45,549	(ii)	$495,674
Flex center property operating expenses	161,381	-		161,381
Hotel property operating expenses	372,860	-		372,860
Bad debt expense	12,783	-		12,783
Share based compensation expenses	233,100	-		233,100
Legal, accounting and other professional fees	459,869	-		459,869
Corporate general and administrative expenses	80,706	-		80,706
Loss on impairment	36,670	-		36,670
Impairment of assets held for sale	175,671	-		175,671
Depreciation and amortization	1,155,197	194,009	(iii)	1,349,206
Total Operating Expenses	3,138,362	239,558		3,377,920
Operating Loss	(234,398)	(50,299)		(284,697)
Interest expense	841,424	74,652	(iv)	916,076
Net Loss from Operations	(1,075,822)	(124,951)		(1,200,773)
Other income	95,439	-		95,439
Net Loss	(980,383)	(124,951)		(1,105,334)
Less: Net loss attributable to Hanover Square Property noncontrolling interests	(319)	-		(319)
Less: Net income attributable to Parkway Property noncontrolling interests	10,193	-		10,193
Less: Net loss attributable to Operating Partnership noncontrolling interests	(973)	(1,599)	(v)	(2,572)
Net Loss Attributable to Medalist Common Shareholders	$(989,284)	$(123,352)		$(1,112,636)

Loss per share from operations - basic and diluted	$(0.06)			$(0.07)

Weighted-average number of shares - basic and diluted	16,037,073			16,037,073

Dividends paid per common share	$0.02			$0.02

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2022

Notes to unaudited pro forma consolidated statement of operations for the three months ended March 31, 2022

(a)	Historical financial information was derived from the unaudited condensed consolidated financial statements of the Company for the three months ended March 31, 2022.

(b)	Adjustments to give effect to the acquisition of the Salisbury Property as if the acquisition had occurred on January 1, 2022.

(i)	Represents rental revenues and tenant reimbursements for the Salisbury Property that would have been recognized for the three months ended March 31, 2022, based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of ($23,612) in estimated net amortization of above and below market leases.

(ii)	Represents operating expenses for the Salisbury Property that would have been recognized for the three months ended March 31, 2022, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage the Salisbury Property after its acquisition.

(iii)	Represents depreciation and amortization expense for the Salisbury Property that would have been recognized for the three months ended March 31, 2022, as if the Company had acquired the Salisbury Property on January 1, 2022. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 25 years for the building and 5 years for site improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(iv)	Represents interest expense on the allocated portion of the Wells Fargo Bank mortgage payable for the three months ended March 31, 2022, as if the mortgage payable was outstanding for the full three months ended March 31, 2022. Interest expense on the mortgage payable is based on the allocated principal amount of $6,552,000 and is calculated based on an amortization period of 25 years at the stated annual rate of 4.5 percent. Interest expense includes amortization of the allocated deferred financing costs using the straight-line method, which approximates to the effective interest method, over the five-year term of the loan.

(v)	Represents the Operating Partnership’s 1.28 percent weighted average noncontrolling ownership interest’s share of the Salisbury Property net loss for the three months ended March 31, 2022.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Operations

For the year ended December 31, 2021

		Pro Forma		Pro Forma		Pro Forma		Pro Forma		Pro Forma
	Historical	Adjustments		Adjustments		Adjustments		Adjustments		Adjustments	Pro Forma
	Year Ended	Lancer Center		Greenbrier Business		Parkway		Salisbury		Hampton Inn	Year Ended
	December 31, 2021 (a)	Acquisition (b)		Center Acquisition (c)		Acquisition (d)		Acquisition (e)		Disposition (f)	December 31, 2021
		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)	(unaudited)
REVENUE
Retail center property revenues	$5,634,396	$416,356	(i)	$-		$-		$798,951	(i)	$-	$6,849,703
Flex center property revenues	1,202,822	-		515,855	(i)	614,933	(i)	-		-	2,333,610
Hotel property room revenues	4,590,372	-		-		-		-		(1,912,809)	2,677,563
Hotel property other revenues	44,959	-		-		-		-		(28,274)	16,685
Total Revenue	$11,472,549	$416,356		$515,855		$614,933		$798,951		$(1,941,083)	$11,877,561

OPERATING EXPENSES
Retail center property operating expenses	$1,518,973	$101,022	(ii)	$-		$-		$161,508	(ii)	$-	$1,781,503
Flex center property operating expenses	343,717	-		101,284	(ii)	155,585	(ii)	-		-	600,586
Hotel property operating expenses	3,102,951	-		-		-		-		(1,701,451)	1,401,500
Bad debt expense	39,024	-		-		-		-		-	39,024
Share based compensation expenses	149,981	-		-		-		-		-	149,981
Legal, accounting and other professional fees	1,465,199	-		-		-		-		-	1,465,199
Corporate general and administrative expenses	654,137	-		-		-		-		-	654,137
Loss on impairment	-	-		-		-		-		-	-
Impairment of assets held for sale	-	-		-		-		-		-	-
Depreciation and amortization	3,508,704	343,122	(iii)	553,893	(iii)	467,757	(iii)	776,037	(iii)	-	5,649,513
Total Operating Expenses	10,782,686	444,144		655,177		623,342		937,545		(1,701,451)	11,741,443
Gain on disposal of investment properties	124,641	-		-		-		-		(124,641)	-
Operating Income (Loss)	814,504	(27,788)		(139,322)		(8,409)		(138,594)		(364,273)	136,118
Interest expense	5,534,255	105,389	(iv)	119,185	(iv)	117,830	(iv)	298,608	(iv)	(475,844)	5,699,423
Net Loss from Operations	(4,719,751)	(133,177)		(258,507)		(126,239)		(437,202)		111,571	(5,563,305)
Other income	361,469	-		-		-		-		(178,166)	183,303
Net Loss	(4,358,282)	(133,177)		(258,507)		(126,239)		(437,202)		(66,595)	(5,380,002)
Less: Net income attributable to Hampton Inn Property noncontrolling interests	14,651	-		-		-		-		466,258	480,909
Less: Net loss attributable to Hanover Square Property noncontrolling interests	(8,781)	-		-		-		-		-	(8,781)
Less: Net loss attributable to Parkway Property noncontrolling interests	(3,791)	-		-		(22,723)	(v)	-		-	(26,514)
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	3,903	(3,889)	(v)	(4,666)	(v)	(2,521)	(vi)	(7,957)	(v)	-	(15,130)
Net Loss Attributable to Medalist Common Shareholders	$(4,364,264)	$(129,288)		$(253,841)		$(100,995)		$(429,245)		$(532,853)	$(5,810,486)

Loss per share from operations - basic and diluted	$(0.33)										$(0.44)

Weighted-average number of shares - basic and diluted	13,092,937										13,092,937

Dividends paid per common share	$0.04										$0.04

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

Notes to unaudited pro forma consolidated statement of operations for the year ended December 31, 2021

(a)	Historical financial information was derived from the audited consolidated financial statements of the Company for the year ended December 31, 2021.

(b)	Adjustments to give effect to the acquisition of the Lancer Center as if the acquisition had occurred on January 1, 2021.

(i)	Represents rental revenues and tenant reimbursements for Lancer Center that would have been recognized for the period from January 1, 2021 through the acquisition date of May 18, 2021, based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $2,900 in estimated net amortization of above and below market leases.

(ii)	Represents operating expenses for Lancer Center for the period from January 1, 2021 through the acquisition date of May 18, 2021, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage Lancer Center after its acquisition.

(iii)	Represents depreciation and amortization expense for Lancer Center for the period from January 1, 2021 through the acquisition date of May 18, 2021. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 14.2 years for the building and 7.5 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(iv)	Represents interest expense on the mortgage payable obtained at the time of the acquisition for the period from January 1, 2021 through the acquisition date of May 18, 2021. Interest expense on the mortgage payable is based on the original mortgage payable’s terms, including a principal amount of $6,565,000, an amortization period of 25 years and an interest rate of 4.0 percent. Interest expense includes amortization of the original mortgage payable’s deferred financing costs using the straight-line method, which approximates to the effective interest method, over the five-year term of the original mortgage payable.

(v)	Represents the Operating Partnership’s 2.92 percent weighted average noncontrolling ownership interest’s share of the Lancer Center net loss for the period from January 1, 2021 through the acquisition date of May 18, 2021.

(c)	Adjustments to give effect to the acquisition of the Greenbrier Business Center as if the acquisition had occurred on January 1, 2021.

(i)	Represents rental revenues and tenant reimbursements for the Greenbrier Business Center that would have been recognized for the period from January 1, 2021 through the acquisition date of August 28, 2021, based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $7,576 in estimated net amortization of above and below market leases.

(ii)	Represents operating expenses for Greenbrier Business Center for the period from January 1, 2021 through the acquisition date of August 28, 2021, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage Greenbrier Business Center after its acquisition.

(iii)	Represents depreciation and amortization expense for Greenbrier Business Center for the period from January 1, 2021 through the acquisition date of August 28, 2021. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 26 years for the building and 10 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(iv)	Represents interest expense on the mortgage payable obtained at the time of the acquisition for the period from January 1, 2021 through the acquisition date of August 28, 2021. Interest expense on the mortgage payable is based on the original mortgage payable’s terms, including a principal amount of $4,495,000, an interest only period for the first 12 months of the mortgage term and an interest rate of 4.0 percent. Interest expense includes amortization of the original mortgage payable’s deferred financing costs using the straight-line method, which approximates to the effective interest method, over the five-year term of the loan.

(v)	Represents the Operating Partnership’s 1.80 percent weighted average noncontrolling ownership interest’s share of the Greenbrier Business Center net loss for the period from January 1, 2021 through the acquisition date of August 28, 2021.

(d)	Adjustments to give effect to the acquisition of the Parkway Property as if the acquisition had occurred on January 1, 2021.

(i)	Represents rental revenues and tenant reimbursements for the Parkway Property that would have been recognized for the period from January 1, 2021 through the acquisition date of November 1, 2021, based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $41,261 in estimated net amortization of above and below market leases.

(ii)	Represents operating expenses for the Parkway Property for the period from January 1, 2021 through the acquisition date of November 1, 2021, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage the Parkway Property after its acquisition.

(iii)	Represents depreciation and amortization expense for the Parkway Property for the period from January 1, 2021 through the acquisition date of November 1, 2021. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 42 years for the building and 11 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases

(iv)	Represents interest expense on the mortgage payable for the period from January 1, 2021 through the acquisition date of November 1, 2021. The principal amount of the mortgage is $5,100,000 and the mortgage bears interest at a variable rate of 2.25 percent above the one-month ICE LIBOR rate. Interest expense on the mortgage payable is calculated based on an interest only period for the first 12 months of the mortgage term at an assumed interest rate of 2.34 percent, which is based on an ICE LIBOR rate of 0.09 percent as of November 18, 2021. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (ten years).

(v)	Represents the Parkway Property’s noncontrolling interest’s 18 percent share of the Parkway Property net loss that would have been recorded for the period from January 1, 2021 through the acquisition date of November 1, 2021.

(vi)	Represents the Operating Partnership’s 2.00 percent weighted average noncontrolling ownership interest’s share of the Operating Partnership’s 82 percent interest of the Parkway Property net loss that would have been recorded for the period from January 1, 2021 through the acquisition date of November 1, 2021.

(e)	Adjustments to give effect to the acquisition of the Salisbury Property as if the acquisition had occurred on January 1, 2021.

(i)	Represents rental revenues and tenant reimbursements for the Salisbury Property that would have been recognized for the year ended December 31, 2021 based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $(94,447) in estimated net amortization of above and below market leases.

(ii)	Represents operating expenses for the Salisbury Property for the year ended December 31, 2021, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage the Salisbury Property after its acquisition.

(iii)	Represents depreciation and amortization expense for the Salisbury Property for the year ended December 31, 2021 as if the Company had acquired the Salisbury Property on January 1, 2021. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 25 years for the building and 5 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases

(iv)	Represents interest expense on the allocated portion of the Wells Fargo Bank mortgage payable for the year ended December 31, 2021 as if the mortgage payable was outstanding for the full 12 months ending December 31, 2021. Interest expense on the mortgage payable is based on the allocated principal amount of $6,552,000 and is calculated based on an amortization period of 25 years at the stated annual rate of 4.5 percent. Interest expense includes amortization of the allocated deferred financing costs using the straight-line method, which approximates to the effective interest method, over the five-year term of the loan.

(v)	Represents the Operating Partnership’s 1.82 percent weighted average noncontrolling ownership interest’s share of the Operating Partnership’s of the Salisbury Property net loss that would have been recorded for the year ended December 31, 2021.

(f)	Adjustments to give effect to the sale of the Hampton Inn Property on August 31, 2021 as if the disposition had occurred on December 31, 2020. Actual operating results for the Company’s period of ownership from January 1, 2021 through August 31, 2021 have been removed from the pro forma statement of operations to reflect the pro forma results of the Company’s current portfolio, as if the Company had owned the current portfolio for the full year ending December 31, 2021.